UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2005

BROWN SHOE COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)
8300 Maryland Avenue, St. Louis, Missouri 63105 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (314) 854-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Executive Compensation

On March 3, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Brown Shoe Company, Inc. (the “Company”) approved the following actions with regard to the compensation of the executive officers who were named in the Summary Compensation Table of the Company’s 2004 Proxy Statement (the “2004 Named Executive Officers”) and who will be named in the Summary Compensation Table of the Company’s 2005 Proxy Statement (the “2005 Named Executive Officers”):

Fiscal 2004 and Fiscal 2005 Base Salary. The Compensation Committee approved the base salaries of the Company’s executive officers, to become effective on March 20, 2005, after a review of performance and competitive market data. A summary of the salaries for the 2004 Named Executive Officers for fiscal 2004 and for the 2005 Named Executive Officers for fiscal 2005 is attached as Exhibit 10.1 hereto and is hereby incorporated by reference.

Annual Incentive Compensation Earned in Fiscal 2004. The Compensation Committee approved annual cash bonus awards earned during fiscal 2004 and paid in fiscal 2005 for the 2004 Named Executive Officers and 2005 Named Executive Officers under the Company’s Incentive and Stock Compensation Plan of 2002 (the “Plan”). The bonus awards were earned based upon the achievement of performance goals established early in fiscal 2004, which were reviewed and approved by the Compensation Committee. The amounts of the bonus awards are as follows: Ronald A. Fromm − $225,000; Diane Sullivan − $162,500; Joseph W. Wood − $200,000; David H. Schwartz − $95,000; Gary M. Rich − $85,000; and Andrew M. Rosen − $95,000.

Annual Incentive Compensation Goals for Fiscal 2005. The Compensation Committee approved the cash bonus award levels, as a percent of salary, for the 2005 Named Executive Officers for fiscal 2005 under the Plan based upon each such executive officer achieving specified percentages of the threshold performance goals. The Compensation Committee also approved the threshold performance goals for the 2005 Named Executive Officers for fiscal 2005 under the Plan. A copy of the Plan and a summary of the award levels and performance goals for the 2005 Named Executive Officers for fiscal 2005 are attached as Exhibit 10.2 and Exhibit 10.3 hereto and are hereby incorporated by reference.

Grant of Stock Options. The Compensation Committee approved the grant of the following stock options to the 2005 Named Executive Officers under the Plan: Mr. Fromm − 40,000; Ms. Sullivan − 20,000; Mr. Wood − 17,500; Mr. Rich − 15,000; and Mr. Schwartz − 12,500. The options have an exercise price of $33.555 per share, vest in equal installments over four years and generally may be exercised over a period of ten years and only while the officer is an employee. The grants of options were made pursuant to the terms of the Plan and the terms of either an Incentive Stock Option Award Agreement or a Non-Qualified Stock Option Award Agreement (collectively, the “Award Agreements”). A copy of the Plan and the forms of Award Agreements are attached as Exhibit 10.2, 10.4 and 10.5 hereto and are hereby incorporated by reference.

Payouts of Long-Term Incentive Performance-Based Awards. The Compensation Committee approved payments to the 2004 Named Executive Officers of certain long-term incentive performance-based awards, which were granted pursuant to the Plan during fiscal 2002. The values for these awards were based on the Company’s cumulative earnings per share and compound annual sales growth over the fiscal 2002 through fiscal 2004 period. The number of shares of our common stock awarded to the 2004 Named Executive Officers in respect of these long-term incentive performance-based awards is as follows: Ronald A. Fromm − 14,350; Joseph W. Wood − 4,305; David H. Schwartz − 4,305; Gary M. Rich − 4,305; and Andrew M. Rosen − 4,305.

Other Compensation Information. The Company will provide additional information regarding the compensation paid to the 2005 Named Executive Officers in the Company’s 2005 Proxy Statement, which is expected to be filed with the Securities and Exchange Commission in April, 2005.

Director Compensation

In addition to the compensation approved by the Compensation Committee and described above, on March 3, 2005, the Board of Directors of the Company approved a recommendation made by the Governance and Nominating Committee with regard to compensation of directors who are not employees of the Company (“Non-Employee Directors”). Directors who also serve as officers of the Company do not receive any additional compensation for serving the Company as members of the Board of Directors or any of its committees.

Under the Company’s Deferred Compensation Plan for Non-Employee Directors (the “Deferred Plan”), the Non-Employee Directors may elect to defer receipt of their cash compensation for serving as directors. Under the Deferred Plan, the Company credits each participant’s account with the number of units which is equal to the number of shares of the Company’s common stock, and dividends earned on such shares, which the participant could purchase or receive with the amount of the deferred compensation on the date the cash was earned, based upon the fair market value of the common stock on that date. When the participating director terminates his or her service as a director, the Company will pay to him or her such deferred compensation (or to his or her designated beneficiary in the event of his or her death) in annual installments over a five-year or ten-year period, or in a lump sum, at the director’s election. The amount paid will be based on the number of units of deferred compensation credited to the participating director’s account, valued on the basis of the fair market value of an equivalent number of shares of the Company’s common stock at the end of the fiscal quarter on or following termination of the director’s service. The Deferred Plan also provides for earlier payment of a participating director’s account if the Board of Directors determines that the participant has a demonstrated financial hardship.

A summary of the directors’ compensation described above and a copy of the Deferred Plan are attached as Exhibit 10.6 and 10.7 hereto and are hereby incorporated by reference.

In addition to the compensation described above, on May 26, 2005, each Non-Employee Director will be granted 1,200 Restricted Stock Units (“RSUs”) pursuant to the Plan. The award entitles each director to receive in cash at a future date, but no later than termination, the value of one share of the Company’s common stock, including dividends thereon, for each RSU, subject to satisfaction of a one-year vesting requirement. A copy of the Plan and the form of award agreement are attached as Exhibit 10.2 and 10.8 hereto and are hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: March 9, 2005	/s/ Michael I. Oberlander
Michael I. Oberlander
Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Exhibit
10.1*	Summary of the salaries for the named executive officers of the registrant
10.2*	Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit C to the registrant’s definitive proxy statement dated April 16, 2002
10.3*	Summary of the award levels and performance goals for the named executive officers of the registrant
10.4*
Form of Incentive Stock Option Award Agreement under the Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit 10.4 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2004

10.5*
Form of Non-Qualified Stock Option Award Agreement under the Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit 10.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2004

10.6*	Summary of Non-Employee Directors’ Compensation, effective as of May 26, 2005
10.7*	Brown Shoe Company, Inc. Deferred Compensation Plan for Non-Employee Directors, incorporated by reference to Exhibit 10(m) to the registrant’s Form 10-K for the year ended January 29, 2000
10.8*
Form of Restricted Stock Agreement, dated May 22, 2003, between the Company and each of the Company’s Non-Employee Directors, incorporated herein by reference to the Company’s Form 10-Q for the quarter ended May 3, 2003.

* Denotes management contract or compensatory plan arrangements.